SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549-1004

                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) January 13, 1995
                                                     -----------------

                      Commission File Number 1-11419
                                             --------

                THE CONNECTICUT LIGHT AND POWER COMPANY
                ---------------------------------------
          (Exact name of registrant as specified in its charter)


               CONNECTICUT                      06-0303850
               -----------                      ----------

     (State of other jurisdiction of          (I.R.S Employer
      incorporation or organization)         Identification No.)


        SELDEN STREET, BERLIN, CONNECTICUT             06037-1616
     -------------------------------------------------------------
     (Address of principal executive officers)         (Zip Code)


                            (203) 665-5000
                            --------------
         (Registrant's telephone number, including area code)


                            Not Applicable
                            --------------
    (Former name of former address, if changed since last report)

Item 5.   Other Events.

     On January 13, 1995, The Connecticut Light and Power Company executed an Underwriting Agreement related to a portion of the Monthly Income Preferred Securities registered under Securities and Exchange Commission File No. 33-56537.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits:

          Exhibit
          Number         Description
          -------        -----------

             1           Underwriting Agreement














































                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          THE CONNECTICUT LIGHT AND POWER COMPANY
                          ---------------------------------------
                                        Registrant




Date  January 18, 1995         By /s/ John B. Keane
     ------------------          ------------------------------------
                                   John B. Keane
                                   Vice President, Treasurer and Director